UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                                December 1, 1999
                   Date of Report (Date of earliest reported)

                            AmeriNet Group.com, Inc.
             (Exact name of registrant as specified in its chapter)

                                    Delaware
                 (State or other jurisdiction of incorporation

                                   000-03718
                            (Commission File Number)

                                   11-2050317
                       (IRS Employer Identification No.)

        2500 North Military Trail, Suite 225; Boca Raton, Florida 33431
              (Address of principal executive offices) (Zip Code)

                                 (561) 998-3435
               Registrant's telephone number, including area code

                                 Not Applicable
          (Former name or former address, if changed since last report)

                               TABLE OF CONTENTS
ITEM                                                                   PAGE

Item 303  Management's Plan of Operation; Discussion and Analysis of Financial
          Condition and Results of Operations                            2
Item 5    Other Events                                                   8
Item 7    Financial Statements and Exhibits                              8
          Financial Statements of Businesses Acquired
          Pro Forma Financial Information

Signatures                                                               8

ITEM  303      MANAGEMENT'S  PLAN  OF  OPERATION;   DISCUSSION  AND ANALYSIS OF
               FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

     The information required by this item will be provided, together with the financial statements and pro forma financial information pertaining to the transaction which is the subject of this report, by amendment hereto to be filed by the Registrant with Commission on or before the sixtieth day following the date of this report. The financial data included in the following information is based on unaudited data that may not comply with generally accepted accounting principals, consistently applied and will be superseded in the subsequent amendment. Accordingly, the information may not prove accurate and should not be relied on other than as a good faith effort by Trilogy's management to provide useful information on an interim basis.

PLAN OF OPERATION:

     During the twelve months ending on November 30, 2000, Trilogy intends to materially expand its business operations using the funding that the Registrant provided upon the closing of the acquisition of Trilogy ($250,000) and the funding that the Registrant has agreed to provide (up to an additional $650,000) within the next 180 days.

     Trilogy is a network marketing and e-commerce company selling its products through a network of independent field representatives. Although Trilogy was founded in May of 1998 and was formally organized as a Florida corporation in August of 1998, product sales were not initiated until the end of July 1999. Since July 1999, 152 individuals have signed agreements to become independent field representatives.

     Trilogy's business development was limited until recently because a major component of its marketing plan involved use by its independent marketing representatives of individual replicator sites based on Trilogy's Internet and e-commerce site. Because the replicator sites were not fully functional and therefore not available to independent field representatives until early December of 1999, independent field representatives were not actively recruited during the last four months. Consistent with management's belief in their importance, Trilogy's web site (www.trilogyonline.com) and the corresponding independent field representative's replicator sites will constantly be updated and improved by the Trilogy information systems and marketing departments.

     During the next twelve months, assuming that the replicator sites remain functional and available and that the Registrant provides funding for ongoing operations during the next six months, Trilogy's chief executive officer and its president will be devoting a major portion of their time to recruiting, enlisting and training additional independent field representatives for Trilogy. Trilogy's management believes that the number of active independent field representatives necessary to produce revenues sufficient to generate net operating income (approximately 5,000) can be recruited and trained within nine months after the date of this report and that it will have trained and recruited 7,000 independent field representatives within twelve months after the date of this report.

     As Trilogy's marketing capabilities expand, management anticipates that it will expand its product offerings to meet the perceived requirements of its existing consumer base and to expand into other areas deemed potentially profitable and synergistic. Its product development and marketing departments will be responsible for assuring that required products are developed, tested and test marketed in time to meet demand therefor.

     Trilogy currently maintains its own product development and marketing departments; however, all product development activities following the formulation stage are conducted through third party anticipated suppliers. In addition, a major source of new products in the future is expected to involve marketing rights to products developed by other persons. Products under consideration at this time include an expansion of Trilogy's current line of pet care and human nutritional supplement products. In most instances, information concerning products under development or products for which Trilogy is negotiating marketing rights will be kept confidential and if disclosure pursuant to Commission rules is required, the information will be provided under requests for confidential treatment. Such policy is based on competitive and negotiating factors.

MANAGEMENT DISCUSSION AND ANALYSIS

     From the date of its organization in August of 1998 through late July of 1999, Trilogy had no revenues. From May of 1998 through December 31, 1998 Trilogy incurred start-up expenses of $170,382. For the six months ending June 30, 1999 Trilogy incurred expenses of $490,773. For the three months ending September 30, 1999 Trilogy had revenues of $38,571 and expenses of $399,990 for a net loss from operations of $361,419. Management estimates that an additional loss from operations of approximately $150,000 was incurred for the two months ending November 30, 1999.

     Trilogy does not expect to be able to meet all anticipated operating expenses during the next twelve months from internally generated operational income. Management expects that loses from operations will continue to be substantial for at least the next six months while a viable network of independent field representatives is being established. Net operating loss from operations for the next six months is projected to be approximately $475,000. If projections are met, of which there can be no assurance at this time, operations are expected to become marginally profitable in the third calendar quarter of 2000.

     Through November of 1999, the employees of Trilogy have funded a substantial portion of the operating expenses of Trilogy through the deferral of a portion of their salaries. Trilogy's liability for this deferred compensation amounted to $390,224 through November 30, 1999 and an additional liability for deferred compensation in December 1999 is expected in the amount of $22,460. The total, expected to be $412,684 at December 31, 1999, is not payable until Trilogy becomes profitable and is able to make payments to reduce this obligation from positive cash flow from operations. However, Trilogy is committed to start paying its employees at their full salaries as of January 1, 2000, which will increase the cash, requirements of Trilogy's operations by approximately $14,543 per month.

     If revenues are realized as projected, additional personnel will be required in Trilogy's call center, administrative and finance departments. Management anticipates that it will add a receptionist in March of 2000 and an administrative assistant in July of 2000. An additional field support agent is planned for the call center department in each of the months of April, June, August, October and November, 2000. The finance department expects to add a bookkeeper in April of 2000 and a staff accountant in November of 2000. An assistant to the director of information systems is planned for November of 2000 but this position my have to be filled sooner depending on the demands created by Trilogy's web site and the field representatives' replicator sites. The cost of adding the personnel listed above is estimated to be $110,000 during the next twelve months.

     As additional personnel are employed, there will be a corresponding requirement for capital expenditures for office furniture, computer hardware and computer software. During the next twelve months, Trilogy's management anticipates spending approximately $40,000 for such purpose.

     Trilogy's current level of product inventory is sufficient to fill anticipated orders for its current product line over the next several months and current levels will be maintained by replacement as sold, funded by revenues. However, a higher level of available inventory must be established and maintained as new products are added to Trilogy's existing product line. Management anticipates that as much as $100,000 could be required during the next twelve months to establish and maintain inventories at the required levels.

     To increase the network of independent field representatives, to expand operations and make necessary capital expenditures as projected, Trilogy will be dependent on up to $650,000 in funding from the Registrant over the next six months in order to meet its ongoing financial obligations.

RESULTS OF OPERATIONS

     For the eight-month period from the founding of Trilogy in May 1998 through December 31, 1998, Trilogy had no revenues and incurred $170,382 of start-up expenses.

     For the six-month period ending June 30, 1999, Trilogy had no revenues and incurred expenses of $490,773. Of this amount payroll expense was $311,804 and consulting expense was $107,377. Of this $419,181 total, $191,571 has been paid and employees and consultants have deferred $227,610 until Trilogy attains profitable operations. Legal costs were $32,403 of which $24,738 was incurred in conjunction with Trilogy's February 22, 1999 participating preferred offering. Travel expense was $15,240, telephone expense $12,177 and other general and administrative expenses including rent, utilities, insurance, facilities maintenance and supplies and depreciation totaled $40,617. Trilogy fiscal resources during this period were employed principally to establish its infrastructure and to develop, test and test market its existing product lines and marketing materials.

     Trilogy began to book sales in August of 1999 and for the three month period ending September 30, 1999 had net revenues from sales of its products and sales materials of $38,571. Cost of sales was $18,375 yielding a gross profit of $20,196. Departmental and other expenses for the period were $458,570 and net operating loss was $440,887. Payroll expense was $247,793 and consulting expense $45,837, of which $214, 273 was paid to employees and consultants and the balance was accrued, increasing Trilogy's liability for deferred compensation by $78,836. Travel expense was $44,452; telephone expense was $29,853; legal expense was $18,311 and other departmental and general and administrative expenses for the period were $71,936.

ACCOUNTING POLICIES AND PROCEDURES

     Generally, Trilogy recognizes revenues from sales of products when its products or sales materials are shipped. Generally, credit card, check, cash or electronic transfer prepays all orders. Because its policy of prepayment is generally applied, Trilogy's accounts receivable are minimal and are expected to remain so.

INTERNAL AND EXTERNAL SOURCES OF LIQUIDITY

     From its founding in May 1998 through late July 1999, Trilogy generated no revenues. Trilogy financed its operations from its start-up through launch phases using a combination of capital contributions, debt, lease financing, extended credit terms from vendors and deferral of compensation by its officers, employees and consultants.

CONTRIBUTIONS BY FOUNDERS

     From the founding of Trilogy in May of 1998 and its organization as a Florida corporation in August 1998 through March 1999, Dennis Berardi, the chief executive officer and co-founder of Trilogy and his wife Carol Berardi, the president and co-founder of Trilogy, contributed $96,818 of their own funds to paid in capital. In addition, Mr. and Mrs. Berardi received no salary from Trilogy from inception through November 1998 and deferred their full salaries for the period from December 1, 1998 through March 1999 until such time as Trilogy becomes sufficiently profitable to repay the deferred compensation from positive cash flow generated by operations.

PRIVATE PLACEMENT TO ACCREDITED INVESTORS

     In May of 1999, Trilogy completed a participating preferred offering in reliance on Section 4(6) of the Securities Act in the amount of $635,262, the net proceeds of which were $625,261 (after deduction for legal expenses in connection with the offering). A total of 18 accredited investors participated in the placement subscribing for $10,000 to $120,000 each. In accordance with the terms of the participating preferred offering approximately $40,000 of the proceeds were used to reimburse officers and employees of Trilogy for expenses incurred on behalf of Trilogy during the period from January 1, 1999 through April 30, 1999. No reimbursement for salaries deferred during the period
December 1, 1998 through March 31, 1999 were made, as required in accordance with the terms of the Offering. As a condition of the participating preferred offering and in order to conserve operating capital, the officers and management employees of Trilogy agreed to defer 25% of their salaries for the four months following the closing of the offering. The deferred portion of their salaries was also to be paid only upon Trilogy's becoming profitable and having the ability to repay the deferred compensation from positive cash flow generated by operations.

RECENT SALARY DEFERRALS

     The opening of Trilogy for business was delayed beyond the date that management originally anticipated. As a result, in August 1999, in a further effort to conserve Trilogy's operating capital, its officers, management employees and consultants who had been deferring 25% of their salaries for the prior four months agreed to continue to defer at least 25% of their salaries through December 1999. Trilogy's Chief financial officer, upon being hired in late July 1999, also agreed to defer 25% of his salary through December 1999. In September two additional management employees agreed to defer 25% of their salaries through the end of December 1999.

LOANS

     In May of 1999, Trilogy borrowed $7,118 from a member of its board of directors for the purchase of computer equipment. $1,000 of the subject loan was subsequently repaid. The balance of the loan in the principal amount of $6,118 plus interest at 20.65% per annum (the lenders' interest cost based on applicable credit card rates) from June 15, 1999, remains unpaid.

EXPENDITURE ARRANGEMENTS

     In addition to the operating losses generated by Trilogy during the six months ending June 30, 1999, Trilogy made capital expenditures in the amount of $115,492 for computer hardware and software, office equipment and furniture; purchased $33,415 of products and sales materials for inventory; and, made security deposits for rent and utilities totaling $18,648.

     During the three-month period ending September 30, 1999, Trilogy increased its inventory on hand by $109,924 bringing the total value of inventory on hand to $143,339 and purchased $27,118 of additional computer hardware, $22,366 of which was leased, reducing the capital expenditure required to $4,752; and, made additional capital expenditures for computer software; office furniture and equipment; telephone equipment and lease hold improvements to its new office space in the total amount of $26,822. After funding accrued expenses of approximately $40,000 and funding the operating expenses and capital expenditures through June 30, 1999, Trilogy retained approximately $229,339 of the net proceeds of its participating preferred offering as working capital.

     The operating loses and capital expenditures for the three month period ending September 30, 1999, as detailed above, were $361,419, resulting in a requirement for additional working capital of $223,561. Trilogy was able to deal with the shortfall for the period:

         * Through deferring internal compensation in the amount of $78,836; restructuring payment of accounts payable to vendors and reimbursement of expenses to employees, resulting in a deferral of $138,815;

         * By obtaining short term loans from officers, management employees and families of officers in the total amount of $25,500 (based on Trilogy's agreement to repay them from the proceeds of the investment anticipated from the Registrant); and,

         *  Through  an  additional  equity  investment  by two of the  original
         investors  in  Trilogy's   participating  preferred  offering  totaling
         $33,000.

     Subsequent to September 30, 1999, Trilogy continued to sustain substantial loses from operations which required additional funding. In October of 1999 two of the original investors in Trilogy's participating preferred offering made additional equity investments which totaled $41,818 and in November of 1999 one of the original investors made an additional $10,000 equity investment. In October of 1999 a short-term loan in the amount of $7,000 was obtained from members of officers families and in November of 1999 a short-term loan in the amount of $12,000 was obtained from a member of Trilogy's board of directors. During the period from October 1 through November 30, 1999, accounts payable increased by approximately $27,931 to $166,746 and accrued compensation for employees and consultants increased by approximately $33,942 to a total of $383,525.

CURRENT CAPITAL REQUIREMENTS

     On December 3, 1999 Trilogy received $220,000 of the $250,000 funded by the Registrant upon closing of the acquisition of Trilogy which is the subject of this report. $30,000 was retained by Trilogy's legal counsel for legal expenses. Of the $30,000 retained by counsel, approximately $8,000 was to satisfy outstanding accounts payable for services unrelated to the acquisition and approximately $22,000 was retained for legal services rendered in connection with the acquisition.

     Upon receipt of the $220,000 in net proceeds from the initial funding provided by the Registrant, Trilogy disbursed funds to reduce accounts payable by approximately $119,153 leaving an accounts payable balance of approximately $47,593 (the majority of which is past due). Short-term loans in the principal amount of $44,500 were repaid together with accrued interest in the amount of $908. In addition to deferring 25% of their salaries as agreed, Carol and Dennis Berardi deferred payment of $16,442 of their salaries until the closing of the acquisition and receipt of the initial funding from the Registrant. This amount was paid from the proceeds of the Registrant's initial funding. The funds remaining from the Registrant's initial funding of Trilogy combined with the cash flow expected to be generated by Trilogy's operations will not be sufficient to meet anticipated operating expenses through December 31, 1999 and reduce the current accounts payable balance to an acceptable level.

     Subject to a number of conditions involving Trilogy's compliance with its obligations under the acquisition agreement (including providing required audited financial statements for filing with the Commission in a timely manner and the accuracy of representations and warranties), the Registrant indicated that it intended to provide Trilogy with funding in addition to the initial $250,000 provided, within 180 days after the acquisition of Trilogy, which took place on December 1, 1999. The funding was anticipated in two equal installments, the first of which was to be provided within 90 days after the acquisition. However, subsequent to the closing Trilogy's management provided the Registrant with projections of income, expense and cash flow indicating that it would require accelerated funding of $50,000 during December of 1999, $75,000 during January of 2000 and $75,000 during February of 2000 from the first $325,000 installment and Trilogy's management is endeavoring to persuade the Registrant to provide such funding in a manner allowing Trilogy to meet its revised, anticipated operating expense schedule. While no assurances can be provided that the funding requested by Trilogy will be available, the Registrant believes that funding can be arranged at level's deemed adequate for Trilogy by the Registrant, provided that Trilogy's business operations and prospects reflect the projections provided by Trilogy's management, as reflected by the acquisition agreement and its schedules and exhibits, all of which are filed as exhibits to this report. The failure of the Registrant to provide funding in a manner sufficient to meet Trilogy's cash flow requirements could substantially inhibit Trilogy's ability to expand its network of independent field representatives, introduce new products or continue to operate its business as planned.

     Subsequent to the original filing of Form 8-K, the firm of Daskal, Bolton, Manela, Devlin & co., Certified Public Accountants, conducted an audit of Trilogy's financial statements for the period from inception through December 31, 1998. Adjustments were made to the previously submitted financial statements to bring them in full compliance with Generally Accepted Accounting Principals. At the same time they conducted a review of Trilogy's financial statements for the six months ending June 30, 1999 and the three months ending September 30, 1999. Adjustments made as a result of their audit and reviews have been incorpoated in the pro forma include as part of this amendment.

Item 5. Other Events.

     These pro-forma statements are being filed to replace those originally filed in a current report on Form 8-K filed with the Commission on February 8, 2000.

     As previously disclosed in the Registrant's Form 8-K filed on December 16, 1999, for all operating, financial, tax and accounting purposes, Trilogy International, Inc. ("Trilogy"), a Florida-corporation, an Internet based company currently selling wholesome, non-toxic and proven effective pet care products and human nutritional products, was merged into Trilogy Acquisition Corporation, a wholly owned subsidiary of the Registrant in a privately negotiated, arms-length transaction in consideration for 1,817,273 shares of the Registrant's common stock.

     The pro-forma financial inforamtion required to be filed in accordance with
Item 7 of Form 8-K are filed herewith.

Item 7. Financial Statements and Exhibits.

(b)Pro forma financial information.

AmeriNet Group.com, Inc. Pro Forma Combined Balance Sheets at December 31, 1998; Pro Forma Combined Statements of Operations for the six months ended June 30, 1999 and three months ended September 30, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            AmeriNet Group.com, Inc

Dated: March 1, 2000

                             /s/ Michael H. Jordan

                       ---------------------------------
                             Michael Harris Jordan
                                   President

                            AmeriNet Group.com, Inc.


(b) Pro financial information.

On November 12, 1999, AmeriNet Group.com, Inc., through its wholly owned subsidiary, American Internet Technical Center, Inc., merged with WRIwebs.com, Inc. ("WRI"). As consideration the registrant issued 531,000 shares of its common stock to the shareholders of WRI and will issue 53,100 shares of common stock to Yankee. In addition, the agreement provides that the current majority stockholder of WRI retains the right, for a period of two years starting on the 182nd day following completion of the Merger, to exchange all of his Amerinet securities issued pursuant to the agreement, including dividends or distributions based on the ownership thereof, for between seventy and eighty percent of the Surviving Corporation's Common Stock. The Pro Forma Combined Balance Sheets and Statements of Operations give effect to this merger. The Company accounts for the investment in WRIwebs.com, Inc. under the equity method. The company recognizes 20 percent (20%) of WRI's net losses.

On December 1, 1999, AmeriNet Group.com, Inc., through its wholly owned subsidiary, Trilogy Acquisition Corporation, acquired all of the outstanding common stock of Trilogy International, Inc. ("Trilogy"). As consideration the Registrant issued 1,817,273 shares of its common stock to the shareholders of Trilogy and will issue 181,727 shares of common stock to Yankee. Under the terms of the acquisition agreement, the Registrant will invest up to $900,000 in Trilogy within 180 days after the completion of the merger and the filing of the required reports with the United States Securities and Exchange Commission.

The following Pro Forma Combined Statement of Operations was prepared based upon the statement of operations for the Registrant for the six months ended December 31, 1999, which includes the one month ended December 31, 1999 for WRI and Trilogy. The Pro Forma Statement of Operations includes twenty percent (20%) of WRI's losses for the five months ended November 30, 1999. The Pro Forma Statement of Operations also includes Trilogy's statement of operations for the five months ended November 30, 1999. The pro forma statements give effect to the transactions under the purchase method of accounting and the assumptions and adjustments in the accompanying notes to pro forma combined financial statements. The Pro Forma Combined Statement of Operations for the six months ended December 31, 1999, gives effect to the acquisition of WRI and Trilogy as if they had occurred as of July 1, 1999.

The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable. The pro forma combined financial statements do not purport to represent what the combined companies' financial position or results of operations would actually have been had the acquisition occurred on such date or as of the beginning of the period indicated, or to project the combined companies' financial position or results of operations for any future period.

AmeriNet Group.com, Inc.
Pro Forma Combined Balance Sheets
December 31, 1998
(Unaudited)

                                                               Historical
                                         AmeriNet         WRI           Combined     Trilogy Int'l                Pro forma
                                   December 31, 1998 December 31, 1998   Total      December 31, 1998    Adjustments      Combined

Current assets:
Cash                                      $ 13,182            $ -        $ 13,182            $ -                           $ 13,182
Other assets:
Investment in WRIwebs.com, Inc.            748,104        (18,187)        729,917              -  (a)      3,623,187      4,353,104
                                        --------------------------------------------------------------------------------------------
Total assets                             $ 761,286      $ (18,187)      $ 743,099            $ -         $ 3,623,187    $ 4,366,286
                                        ============================================================================================

Current liabilities:
Accounts payable                           $ 4,661            $ -         $ 4,661            $ -                            $ 4,661
Accrued expenses                           147,000              -         147,000         63,406                            210,406
                                        --------------------------------------------------------------------------------------------
Total current liabilities                  151,661              -         151,661         63,406                   -        215,067

Equity subject to potential redemption     748,104              -         748,104              -                   -        748,104
                                        --------------------------------------------------------------------------------------------
Stockholders' equity (deficit):
Common stock                                59,911              -          59,911          3,240              14,933         78,084
Outstanding stock options                        -              -               -         17,270                   -         17,270
Additional paid in capital               2,930,395              -       2,930,395         86,466           3,437,872      6,454,733
Accumulated deficit                     (3,128,785)       (18,187)     (3,146,972)      (170,382)            170,382     (3,146,972)
                                        --------------------------------------------------------------------------------------------
Total stockholders' equity (deficit)      (138,479)       (18,187)       (156,666)       (63,406)          3,623,187      3,403,115
                                        --------------------------------------------------------------------------------------------
Total liabilities and stockholders' equit$ 761,286t)    $ (18,187)      $ 743,099            $ -         $ 3,623,187    $ 4,366,286
                                        ============================================================================================

1. The Pro Forma Balance Sheet at December 31, 1998, is based upon the balance sheets of the Registrant and Trilogy International, Inc., as of December 31, 1998.

(a) The purchase price for the acquisition of all the common stock of Trilogy International, Inc., was 1,999,000 shares at $1.8125 per share. Goodwill of $3,623,187 would have been recorded if the acquisition had taken place on December 31, 1998.

AmeriNet Group.com, Inc.
Pro Forma Combined Statement of Income
For the twelve months ended December 31, 1998
(Unaudited)

                                                                                Historical
                                        AmeriNet                   WRI                     Trilogy Int'l
                                        Twelve months ended Twelve months ended Combined   Five months ended         Pro forma
                                        December 31, 1998   December 31, 1998   Total      December 31, 1998  Adjustments   Combined


Revenues earned                                $ -            $ -             $ -            $ -                 $ -            $ -

Cost of revenues earned                          -              -               -              -                   -              -
                                        --------------------------------------------------------------------------------------------
Gross profit                                     -              -               -              -                   -              -

Operating expense:
Selling, general and admn expenses               -              -               -        170,382  (b)      1,207,729      1,378,111
                                        --------------------------------------------------------------------------------------------
Total operating expense                          -              -               -        170,382           1,207,729      1,378,111

Loss from operations                             -              -               -       (170,382)         (1,207,729)    (1,378,111)

Other expense:
Equity in losses of subsidiary                   -        (18,187)        (18,187)             -                            (18,187)
                                        --------------------------------------------------------------------------------------------
Provision for income taxes                       -              -               -              -                                  -
                                        --------------------------------------------------------------------------------------------
Loss from discontinued operations         (562,415)             -        (562,415)             -                           (562,415)
                                        --------------------------------------------------------------------------------------------
Net loss                                $ (562,415)     $ (18,187)     $ (580,602)    $ (170,382)       $ (1,207,729)  $ (1,958,713)
                                        ============================================================================================

Basic net loss per share                   $ (0.13)                       $ (0.12)                                          $ (0.29)
                                        ================                =============                                   ============

Wieghted average shares
        outstanding                      4,174,778                      4,758,778                                         6,757,778
                                        ================                =============                                   ============

Fully diluted net loss per share           $ (0.13)                       $ (0.12)                                          $ (0.29)
                                        ================                =============                                   ============

Fully diluted average shares
        outstanding                      4,174,778                      4,758,778                                         6,757,778
                                        ================                =============                                   ============


1. The Pro Forma Statement of Operations for the year ended December 31, 1998 is based upon the twelve months ended December 31, 1998 for the Registrant and Trilogy International, Inc., and gives effect to the acquisition as if it had occured on January 1, 1998.

(b) Amount represents the amortization of goodwill of $ 3,623,187 over 3 years using the straight line method.

AmeriNet Group.com, Inc.
Pro Forma Combined Balance Sheets
June 30, 1999
(Unaudited)

                                                                        Historical
                                        AmeriNet           WRI          Combined    Trilogy Int'l                 Pro forma
                                        June 30, 1999  June 30, 1999    Total       June 30, 1999     Adjustments      Combined

Current assets:
Cash                                      $ 79,021            $ -       $ 79,021      $ 229,339                          $ 308,360
Accounts receivable, net                    76,662              -         76,662              -                             76,662
Inventory                                        -              -              -         33,415                             33,415
                                        --------------------------------------------------------------------------------------------
Total current assets                       155,683              -        155,683        262,754                   -        418,437

Property and equipment, net                 33,656              -         33,656        109,993                   -        143,649
                                        --------------------------------------------------------------------------------------------
Other assets:
Goodwill, net                            1,470,559              -      1,470,559              -  (c)      3,539,753      5,010,312
Investment in WRIwebs.com, Inc.            748,104          7,532        755,636                                           755,636
Deposits                                    14,492              -         14,492         18,648                             33,140
                                        --------------------------------------------------------------------------------------------
Total other assets                       2,233,155          7,532      2,240,687         18,648           3,539,753      5,799,088
                                        --------------------------------------------------------------------------------------------
Total assets                           $ 2,422,494        $ 7,532    $ 2,430,026      $ 391,395         $ 3,539,753    $ 6,361,174
                                        ============================================================================================

Current liabilities:
Accounts payable                          $ 10,648            $ -       $ 10,648            $ -                           $ 10,648
Accrued expenses                            16,901              -         16,901        307,962                            324,863
Deferred revenue                            80,558              -         80,558              -                             80,558
Loan to stockholders                        29,333              -         29,333              -                             29,333
                                        --------------------------------------------------------------------------------------------
Total current liabilities                  137,440              -        137,440        307,962                   -        445,402

Equity subject to potential redemptions    748,104              -        748,104              -                   -        748,104
                                        --------------------------------------------------------------------------------------------
Stockholders' equity:
Preferred stock                                  -              -              -        330,000            (330,000)             -
Common stock                                80,948              -         80,948          4,560              13,613         99,121
Outstanding stock options                        -                             -         17,270                   -         17,270
Additional paid in capital               4,841,005              -      4,841,005        392,758           3,194,985      8,428,748
Accumulated deficit                     (3,385,003)         7,532     (3,377,471)             -                   -     (3,377,471)
Accumulated deficit from inception of                                          -              -                   -              -
 development stage                               -              -              -       (661,155)            661,155              -
                                        --------------------------------------------------------------------------------------------
Total stockholders' equity               1,536,950          7,532      1,544,482         83,433           3,539,753      5,167,668
                                        --------------------------------------------------------------------------------------------
Total liabilities and stockholders' equ$t2,422,494        $ 7,532    $ 2,430,026      $ 391,395         $ 3,539,753    $ 6,361,174
                                        ============================================================================================


1. The Pro Forma Balance Sheet at June 30, 1999, is based upon the balance sheets of the Registrant and Trilogy International, Inc., as of June 30, 1999.

(c) The purchase price for the acquisition of all the common stock of Trilogy International, Inc., was 1,999,000 shares at $1.8125 per share. Goodwill of $ 3,539,753 would have been recorded if the acquisition had taken place on June 30, 1999.

AmeriNet Group.com, Inc.
Pro Forma Combined Statement of Income
For the six months ended June 30, 1999
(Unaudited)

                                                                     Historical
                                        AmeriNet              WRI                      Trilogy Int'l
                                        Six months ended  Six months ended  Combined   Six months ended           Pro Forma
                                        June 30, 1999     June 30, 1999      Total     June 30, 1999     Adjustments      Combined

Revenues earned                                $ -            $ -            $ -            $ -                                $ -

Cost of revenues earned                          -              -              -              -                                  -

Gross profit                                     -              -              -              -                   -              -

Operating expenses:

Selling, general and admn expense          256,218              -        256,218                4(d)773     603,865      1,350,856

     Total operating expenses              256,218              -        256,218        490,773             603,865      1,350,856

Loss from operations                      (256,218)             -       (256,218)      (490,773)           (603,865)    (1,350,856)

Other income (expense):

Equity in income of subsidiary                   -          7,532          7,532              -                              7,532

Net income (loss)                       $ (256,218)       $ 7,532     $ (248,686)    $ (490,773)         $ (603,865)  $ (1,343,324)
                                        ============================================================================================

Basic net loss per share                   $ (0.04)                      $ (0.04)                                          $ (0.15)
                                        ===============                 ============                                    ============

Wieghted average shares
        outstanding                      6,091,566                     6,675,566                                         8,674,566
                                        ===============                 ============                                    ============

Fully diluted net loss per share           $ (0.04)                      $ (0.04)                                          $ (0.15)
                                        ===============                 ============                                    ============
Fully diluted average shares
        outstanding                      6,091,566                     6,675,566                                         8,674,566
                                        ===============                 ============                                    ============


1. The Pro Forma Statement of Operations for the six months ended June 30, 1999 is based upon the six months ended June 30, 1999 for the Registrant and Trilogy International, Inc. and gives effect to the acquisition as if it had occured on January 1, 1999.

(d) Amount represents the amortization of the goodwill of $ 3,623,187 over 3 years using the straight line method.

AmeriNet Group.com, Inc.
Pro Forma Combined Balance Sheets
September 30, 1999
(Unaudited)

                                                                     Historical
                                        AmeriNet           WRI             Combined     Trilogy Int'l                 Pro forma
                                        Sept. 30, 1999  Sept. 30, 1999     Total        Sept. 30, 1999     Adjustments      Combined

Current assets:
Cash                                      $ 32,718             $ -        $ 32,718        $ 5,778                           $ 38,496
Accounts receivable, net                    49,093               -          49,093          2,132                             51,225
Inventory                                        -               -               -        143,339                            143,339
                                        --------------------------------------------------------------------------------------------
Total current assets                        81,811               -          81,811        151,249                   -        233,060

Property and equipment, net                 53,326               -          53,326        138,420                   -        191,746
                                        --------------------------------------------------------------------------------------------
Other assets:
Goodwill, net                              639,589               -         639,589              -  (e)      3,852,272      4,491,861
Loan costs, net                                  -               -               -          5,000                              5,000
Investment in WRIwebs.com, Inc.            748,104               -         748,104              -                            748,104
Deposits                                    14,492         (18,153)         (3,661)        15,675                             12,014
                                        --------------------------------------------------------------------------------------------
Total other assets                       1,402,185         (18,153)      1,384,032         20,675           3,852,272      5,256,979
                                        --------------------------------------------------------------------------------------------
Total assets                           $ 1,537,322       $ (18,153)    $ 1,519,169      $ 310,344         $ 3,852,272    $ 5,681,785
                                        ============================================================================================

Current liabilities:
Accounts payable                          $ 65,370             $ -        $ 65,370      $ 138,815                          $ 204,185
Accrued expenses                            15,010               -          15,010        365,756                            380,766
Deferred revenue                            39,970               -          39,970              -                             39,970
Loan to stockholders                        29,333               -          29,333         34,858                             64,191
Loan payable - others                       75,000               -          75,000              -                             75,000
                                        --------------------------------------------------------------------------------------------
Total current liabilities                  224,683               -         224,683        539,429                   -        764,112

Equity subject to potential redemptions    748,104               -         748,104              -                   -        748,104
                                        --------------------------------------------------------------------------------------------
Stockholders' equity (deficit):
Preferred stock                                  -               -               -        346,500            (346,500)             -
Common stock                                81,924               -          81,924          4,655              13,518        100,097
Common stock to be retired                  (9,328)              -          (9,328)             -                            (9,328)
Outstanding stock options                        -               -               -         17,270                             17,270
Additional paid in capital               4,254,223               -       4,254,223        425,064           3,162,680      7,841,967
Accumulated deficit                     (3,762,284)        (18,153)     (3,780,437)             -                        (3,780,437)
Accumulated deficit from inception of                                                           -
 development stage                               -               -               -     (1,022,574)          1,022,574              -
                                        --------------------------------------------------------------------------------------------
Total stockholders' equity (deficit)       564,535         (18,153)        546,382       (229,085)          3,852,272      4,169,569
                                        --------------------------------------------------------------------------------------------
Total liabilities and stockholders' equ$t1,537,322       $ (18,153)    $ 1,519,169      $ 310,344         $ 3,852,272    $ 5,681,785
                                        ============================================================================================


1. The Pro Forma Balance Sheet at Sept. 30, 1999, is based upon the balance sheets of the Registrant and Trilogy International, Inc., as of Sept. 30, 1999.

(e) The purchase price for the acquisition of all the common stock of Trilogy International, Inc., was 1,999,000 shares at $1.8125 per share. Goodwill of $ 3,852,272 would have been recorded if the acquisition had taken place on Sept. 30, 1999.

AmeriNet Group.com, Inc.
Pro Forma Combined Statement of Income
For the three months ended Sept 30, 1999
(Unaudited)

                                                                     Historical
                                     AmeriNet            WRI                             Trilogy Int'l
                                     Three months ended  Three months ended Combined     Three months ended         Pro Forma
                                     Sept. 30, 1999      Sept. 30, 1999     Total        Sept. 30, 1999     Adjustments     Combined

Revenues earned                          $ 168,169             $ -       $ 168,169       $ 38,571                          $ 168,169

Cost of revenues earned                     69,109               -          69,109         18,375                             69,109
                                     -----------------------------------------------------------------------------------------------
Gross profit                                99,060               -          99,060         20,196                   -         99,060

Operating expenses:
Selling,general and administrative expense 476,341               -         476,341        381,615(f)          294,979      1,152,935
                                     -----------------------------------------------------------------------------------------------
     Total operating expenses              476,341               -         476,341        381,615             294,979      1,152,935

Loss from operations                      (377,281)              -        (377,281)      (361,419)           (294,979)   (1,053,875)

Other income (expense):
Equity in losses of subsidiary                   -         (18,153)        (18,153)             -                           (18,153)
                                      ----------------------------------------------------------------------------------------------
Net income (loss)                       $ (377,281)      $ (18,153)     $ (395,434)    $ (361,419)         $ (294,979)  $(1,072,028)
                                        ============================================================================================

Basic net loss per share                   $ (0.05)                        $ (0.05)                                         $ (0.10)
                                        ================                ================                                ============

Wieghted average shares
        outstanding                      8,148,308                       8,732,308                                        10,731,308
                                        ================                ================                                ============

Fully diluted net loss per share           $ (0.05)                        $ (0.05)                                         $ (0.10)
                                        ================                ================                                ============
Fully diluted average shares
        outstanding                      8,148,308                       8,732,308                                        10,731,308
                                        ================                ================                                ============


1. The Pro Forma Statement of Operations for the three months ended Sept. 30, 1999 is based upon the three months ended Sept. 30, 1999 for the Registrant and Trilogy International, Inc. and gives effect to the acquisition as if it had occured on July 1, 1999.


(f) Amount represents the amortization of the goodwill of $ 3,539,753 over 3 years using the straight line method.